EATON VANCE-ATLANTA CAPITAL FOCUSED GROWTH FUND
EATON VANCE-ATLANTA CAPITAL SMID-CAP FUND
Supplement to Prospectus dated February 1, 2011
filed as part of Post-Effective Amendment No. 114
of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241)
filed January 27, 2011 (Accession No. 0000940394-11-000032)

1.	The following replaces the table under "Performance" in "Eaton Vance-Atlanta Capital Focused Growth Fund";

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Life of Fund

Class A Return Before Taxes	10.85%	2.50%	2.53%
Class I Return Before Taxes	18.04%	3.99%	3.46%
Class I Return After Taxes on Distributions	18.04%	3.26%	1.15%
Class I Return After Taxes on Distributions and the Sale of Class I Shares	11.73%	3.33%	1.45%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	4.02%

2.	The following replaces the table under "Performance" in "Eaton Vance-Atlanta Capital SMID-Cap Fund":

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Life of Fund

Class A Return Before Taxes	18.31%	8.54%	7.99%
Class C Return Before Taxes	23.61%	9.63%	8.61%
Class I Return Before Taxes	25.80%	10.11%	8.95%
Class I Return After Taxes on Distributions	25.69%	9.23%	6.23%
Class I Return After Taxes on Distributions and the Sale of Class I Shares	16.92%	8.54%	5.94%
Class R Return Before Taxes	25.29%	9.77%	8.58%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	26.71%	4.86%	7.52%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.85%	4.47%	6.44%

Febraury 18, 2011